Bridgeway Funds, Inc.
Blue Chip Fund (BRLIX)
Supplement dated October 17, 2022 to the Prospectus
and Statement of Additional Information (“SAI”) dated October 31, 2021

At a special meeting of the shareholders of the Blue Chip Fund, a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), held on October 7, 2022, the shareholders approved an Agreement and Plan of Reorganization between Bridgeway Funds, on behalf of the Blue Chip Fund, and EA Series Trust, on behalf of its series the EA Bridgeway Blue Chip ETF (BBLU), which provides for: (i) the acquisition of the assets and assumption of the liabilities of the Blue Chip Fund by the EA Bridgeway Blue Chip ETF in exchange solely for shares of the EA Bridgeway Blue Chip ETF, (ii) the pro rata distribution of such shares to the shareholders of the Blue Chip Fund, and (iii) the complete liquidation and dissolution of the Blue Chip Fund (the “Reorganization”). The Reorganization closed on October 14, 2022. Accordingly, all references to the BlueChip Fund are hereby deleted from Bridgeway Funds’ Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE